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                                                                   EXHIBIT 10.35




                             BACK YARD BURGERS, INC.


                           2002 EQUITY INCENTIVE PLAN


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                                TABLE OF CONTENTS

                                                                                                              Page
1.       Purpose.................................................................................................1

2.       Definitions.............................................................................................1

3.       Scope of the Plan.......................................................................................5

4.       Administration..........................................................................................5

5.       Eligibility.............................................................................................6

6.       Conditions to Grants....................................................................................7

7.       Non-transferability.....................................................................................9

8.       Exercise...............................................................................................10

9.       Loans and Guarantees...................................................................................11

10.      Notification under Section 83(b).......................................................................11

11.      Mandatory Tax Withholding..............................................................................12

12.      Elective Share Withholding.............................................................................12

13.      Termination of Employment..............................................................................12

14.      Substituted Awards.....................................................................................14

15.      Securities Law Matters.................................................................................14

16.      No Employment Rights...................................................................................14

17.      No Rights as a Stockholder.............................................................................15

18.      Nature of Payments.....................................................................................15

19.      Non-uniform Determinations.............................................................................15

20.      Adjustments............................................................................................15

21.      Amendment of the Plan..................................................................................16

22.      Termination of the Plan................................................................................16

23.      No Illegal Transactions................................................................................16

24.      Controlling Law........................................................................................16

25.      Severability...........................................................................................16



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                             BACK YARD BURGERS, INC.
                           2002 EQUITY INCENTIVE PLAN


         The 2002 Equity Incentive Plan (the "Plan"), as established by Back Yard Burgers, Inc., a Delaware corporation (the "Company"), is effective as of March 28, 2002, subject to the approval of the Stockholders of the Company within 12 months thereafter.

         1. PURPOSE. The Plan is intended to allow employees and certain others to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company in attracting new employees and retaining existing employees.

         2. DEFINITIONS.

         The terms set forth below have the following meanings (such meanings to be applicable to both the singular and plural forms):

                  (a) "Award" means options, including incentive stock options
         (ISOs), Restricted Shares or stock appreciation rights (SARs) granted under the Plan.

                  (b) "Award Agreement" means the written agreement by which an Award shall be evidenced.

                  (c) "Board" means the Board of Directors of the Company.


                  (d) "Cause" means any one or more of the following, as determined by the Committee:

                           (i) a Grantee's commission of a crime that is likely
                  to result in injury to the Company or a Subsidiary;

                           (ii) the material violation by the Grantee of written
                  policies of the Company or a Subsidiary;

                           (iii) the habitual neglect by the Grantee in the
                  performance of his or her duties to the Company or a Subsidiary; or

                           (iv) the action or inaction in connection with his or
                  her duties to the Company or a Subsidiary resulting in a material injury to the Company or a Subsidiary; and

                  (e) "Change in Control" shall be deemed to have occurred if:

                           (i) any "person," as defined in Sections 13(d) and
                  14(d) of the Exchange Act (other than (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or (ii) the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities unless prior thereto, the Continuing Directors (as defined below) approves the transaction that results in the person becoming the beneficial owner of 50% or more of the combined voting power of the Company's then outstanding securities. "Continuing Directors" means directors who were directors of the Company at the beginning of the 24-month period ending on the date the determination is made or whose election, or nomination for election, by the Company's stockholders was approved by at least a majority of the directors who are in office at the time of the election or nomination and who either (x) were directors at the beginning of the period or (y) were elected, or nominated for election, by at least a majority of the directors who were in office at the time of the election or nomination and were directors at the beginning of the period;

                           (ii) at any time Continuing Directors no longer
                  constitute a majority of the directors of the Company;

                           (iii) the Board fixes a record date for determining
                  stockholders entitled to vote upon (x) a merger or consolidation of the Company, statutory share exchange, or other similar transaction with another corporation, partnership, or other entity or enterprise in which either the Company is not the surviving or continuing corporation or Shares are to be converted into or exchanged for cash, securities other than Shares, or other property, (y) a sale or disposition of all or substantially all of the assets of the Company, or (z) the dissolution of the Company; or

                           (iv) the Company enters into an agreement with any
                  person, entity, or enterprise the consummation of which would result in the occurrence of an event described in subparagraphs (i), (ii), or (iii) of this paragraph.

         Notwithstanding the foregoing, in no event shall a "Change in Control" be deemed to have occurred with respect to a participant if the participant is part of a purchasing group that consummates the Change in Control transaction. A participant shall be deemed "part of a purchasing group" for purposes of the immediately preceding sentence if the participant is an equity participant in the purchasing company or group other than as a result of (y) passive ownership of less than five percent of the voting capital stock or voting equity interests of the purchasing company; or (z) equity participation in the purchasing company or group that is otherwise not significant, as determined prior to the Change in Control by a majority of the Continuing Directors.

                  (f) "Code" means the Internal Revenue Code of 1986, as amended or superceded, and regulations and rulings thereunder. References to a particular section of the Code include references to successor provisions.

                  (g) "Committee" means the committee of the Board appointed pursuant to Section 4(a).

                  (h) "Common Stock" means the common stock, $.01 par value per share, of the Company.

                  (i) "Disability" means the inability of the Grantee to reasonably perform his or her employment responsibilities, in the opinion of a licensed physician for the Company, due to physical or mental impairments for a period of sixty (60) consecutive days.

                  (j) "Effective Date" means the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company.

                  (k) "Eligible Employee" means any employee (including any officer) of the Company or any Subsidiary, including any employee on an approved leave of absence or layoff, if such leave or layoff does not qualify as a Disability.

                  (l) "Fair Market Value" of an equity security as of any date means:

                           (i) the closing price of a share of such equity
                  security on the Nasdaq Small Cap Market (or such other exchange on which such security is principally traded) on the relevant date or, if there were no sales on that date, the closing price on the next preceding date on which there were sales.

                           (ii) if the Shares of the Company are not listed and
                  traded on a national securities exchange as of the date in question, the fair market value shall be the mean between the lowest reported bid price and highest reported asked price of the Shares on the date in question in the over-the-counter market, as such prices are reported in publication of general circulation selected by the Company and regularly reporting the market price of the Shares in such market.

                           (iii) if the Shares of the Company are not listed or
                  admitted to trading on any stock exchange or traded in the over-the-counter market as of the date in question, the fair market value shall be determined in good faith by the Committee.

                  (m) "Grantee" means an individual who has been granted an Award.

                  (n) "Immediate Family" means, with respect to a particular Grantee, such Grantee's spouse, children and grandchildren.

                  (o) "Mature Shares" means Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

                  (p) "1934 Act" means the Securities Exchange Act of 1934, as amended. References to a particular section of, or rule under, the 1934 Act include references to successor provisions.

                  (q) "Option Price" means the per share exercise price of an option.


                  (r) "Option Term" means the period beginning on the Grant Date of an option and ending on the expiration date of such option, as specified in the Award Agreement for such option and as may, in the discretion of the Committee and consistent with the provisions of the Plan, be extended from time to time prior to the expiration date of such stock option then in effect.

                  (s) "Restricted Shares" means Shares that are subject to forfeiture if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to such Shares.

                  (t) "Retirement" means a termination of employment by a Grantee upon attaining either (i) age 55 with at least 20 years of service as an employee of the Company or a Subsidiary or (ii) age 60 with at least 15 years of service as an employee of the Company or a Subsidiary.

                  (u) "Rule 16b-3" means Rule 16b-3 of the SEC under the 1934 Act, as amended from time to time, together with any successor rule.

                  (v) "SAR" means stock appreciation right.

                  (w) "SEC" means the Securities and Exchange Commission.


                  (x) "Section 16 Person" means a person who is subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company.

                  (y) "Share" means a share of Common Stock.

                  (z) "Subsidiary" means, for purposes of grants of incentive stock options, a corporation as defined in Section 424(f) of the Code (with the Company being treated as the employer corporation for purposes of this definition) and, for all other purposes, a United States or foreign corporation with respect to which the Company owns, directly or indirectly, more than 50% or more of the then-outstanding common stock.

                  (aa) "10% Owner" means a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary.

                  (bb) "Voting Power" means the combined voting power of the then-outstanding securities of a corporation entitled to vote generally in the election of directors.

         3. SCOPE OF THE PLAN. Subject to the adjustment as provided in Section 20, the total number of Shares available for grant under the Plan shall be 225,000 Shares; except that the number of Shares for which Awards may be granted to any Grantee in any calendar year shall not exceed 35,000.

         If any Shares subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such Shares or of other consideration in lieu of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. If any outstanding ISOs under the Plan for any reason expire or are terminated, the Shares allocable to the unexercised portion of all of such ISOs may again be subject to an incentive stock option under the Plan. Shares awarded under the Plan may be treasury shares or newly-issued shares.

         4. ADMINISTRATION.

                  (a) Subject to Section (b), the Plan shall be administered by a committee (the "Committee") which shall consist of two or more directors of the Company. A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors of the Company, and any vacancy on the Committee may at any time be filled by a resolution adopted by the Board of Directors. Whether or not a Committee is separately designated by the Board of Directors, any and all powers and functions of the Committee may at any time and from time to time be exercised by the Board of Directors. No member or former member of the Committee or of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder. The number of members of the Committee shall from time to time be increased or decreased.

                  (b) Subject to the express provisions of the Plan, the Committee has full and final authority and sole discretion as follows:

                           (i) to determine when and to whom Awards should be
                  granted and the terms and conditions applicable to each Award, including the benefit payable under any SAR, and whether or not specific Awards shall be identified with other specific Awards, and if so whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards;

                           (ii) to determine the amount, if any, that a Grantee
                  shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of an option) shall be forfeited and whether such shares shall be held in escrow;

                           (iii) to interpret the Plan and to make all
                  determinations necessary or advisable for the administration of the Plan;

                           (iv) to make, amend and rescind rules relating to the
                  Plan, including rules with respect to the exercisability and nonforfeitability of Awards upon the termination of employment of a Grantee;

                           (v) to determine the terms and conditions of all
                  Award Agreements (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan, except that the consent of the Grantee shall not be required for any amendment which (A) does not adversely affect the rights of the Grantee, or (B) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new or change in existing applicable law;

                           (vi) to cancel, with the consent of the Grantee,
                  outstanding Awards and to grant new Awards in substitution therefor;

                           (vii) to accelerate the exercisability (including
                  exercisability within a period of less than one year after the Grant Date) of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time, including in connection with a termination of employment (other than for Cause);

                           (viii) subject to Section 6(c), to extend the time
                  during which any Award or group of Awards may be exercised;

                           (ix) to impose such additional terms and conditions
                  upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee; and

                           (x) to take any other action with respect to any
                  matters relating to the Plan for which it is responsible.

         The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

         5. ELIGIBILITY. The Committee may in its discretion grant Awards to any Eligible Employee, whether or not he or she has previously received an Award. In addition, the Committee in its discretion may grant nonqualified options (but not ISOs), Restricted Stock or SARs to non-employee directors, independent contractors or consultants of the Company or its Subsidiaries who render those types of services which tend to contribute to the success of the Company or its Subsidiaries, or which may reasonably be anticipated to contribute to the future success of the Company or its Subsidiaries.

         6. CONDITIONS TO GRANTS.

                  (a) General Conditions.

                           (i) The Grant Date of an Award shall be the date on
                  which the Committee grants the Award or such later date as specified in advance by the Committee.

                           (ii) Any provision of the Plan to the contrary
                  notwithstanding, the Option Term shall under no circumstances extend more than 10 years after the Grant Date, and shall be subject to earlier termination as herein provided.

                           (iii) To the extent not set forth in the Plan, the
                  terms and conditions of each Award shall be set forth in an Award Agreement.

                  (b) Grant of Options.

                           (i) No later than the Grant Date of any option, the
                  Committee shall determine the Option Price of such option. Only nonqualified options may be granted with an Option Price that is less than the Fair Market Value of a Share on the Grant Date. An option shall be exercisable for unrestricted Shares unless the Award Agreement provides that it is exercisable for Restricted Shares.

                           (ii) The Committee may, in its discretion, permit an
                  employee to elect, before earning compensation, to be granted an Award in lieu of receiving such compensation; if in the judgment of the Committee, the value of such Award on the Grant Date equals the amount of compensation foregone by such employee.

                  (c) Grant of Incentive Stock Options. At the time of the grant of any option, the Committee may, in its discretion, designate that such option shall be made subject to additional restrictions to permit it to qualify as an "incentive stock option" under the requirements of
         Section 422 of the Code. Any option designated as an ISO:

                           (i) shall have an Option Price not less than 100% of
                  the Fair Market Value of a Share on the Grant Date;

                           (ii) shall, if granted to a 10% Owner, have an Option
                  Price not less than 110% of the Fair Market Value of a Share on the Grant Date;

                           (iii) shall be for a period of not more than 10 years
                  (five years in the case of an ISO granted to a 10% Owner) from the Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

                           (iv) shall meet the limitations of this subparagraph
                  6(c)(iv). If the aggregate Fair Market Value of Shares with respect to which ISOs first become exercisable by a Grantee in any calendar year exceeds $100,000, taking into account Shares subject to all ISOs granted by the Company which are held by the Grantee, the excess will be treated as nonqualified options. To determine whether the $100,000 limit is exceeded, the Fair Market Value of Shares subject to options shall be determined as of the Award dates of the options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted Options will be reduced first. If a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Company may designate which Shares are to be treated as Shares acquired pursuant to an ISO.

                           (v) shall be granted within 10 years from the earlier
                  of the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company;

                           (vi) shall require the Grantee to notify the
                  Committee of any disposition of any Shares issued pursuant to the exercise of the ISO under the circumstances as described in Section 421(b) of the Code (relating to certain disqualifying dispositions) (any such circumstance, a "Disqualifying Disposition"), within 10 business days after such Disqualifying Disposition; and

                           (vii) shall by its terms not be assignable or
                  transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee, except that the Grantee may, to the extent provided in the Plan or in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her ISO after the Grantee's death;

         Notwithstanding any provision herein to the contrary, the Committee may, without the consent of the Grantee, at any time before the exercise of an option (whether or not an ISO), take any action necessary to prevent such option from being treated as an ISO.

                  (d) Grant of SARs.

                           (i) When granted, SARs may, but need not be
                  identified with a specific option or specific Restricted Shares of the Grantee (including any option or Restricted Shares granted on or before the Grant Date of the SARs) in a number equal to or different from the number of SARs so granted. If SARs are identified with Shares subject to an option or with Restricted Shares, then, unless otherwise provided in the applicable Award Agreement, the Grantee's associated SARs shall terminate upon (x) the expiration, termination, forfeiture or cancellation of such option or Restricted Shares (y) the exercise of such option or (z) the date such Restricted Shares become nonforfeitable.

                           (ii) The strike price ("Strike Price") of any SAR
                  shall equal, for any SAR that is identified with an option, the Option Price of such option, or for any other SAR, 100% of the Fair Market Value of a Share on the Grant Date of such SAR; except that the Committee may (x) specify a higher Strike Price in the Award Agreement, or (y) provide that the benefit payable upon exercise of any SAR shall not exceed such percentage of the Fair Market Value of a Share on such Grant Date as the Committee shall specify.


                  (e) Grant of Restricted Shares.

                           (i) The Committee shall determine the amount, if any,
                  that a Grantee shall pay for Restricted Shares, subject to the following sentence. Such payment shall be made in full by the Grantee before the delivery of the shares and in any event no later than 10 business days after the Grant Date for such shares. In the discretion of the Committee and to the extent permitted by law, payment may also be made in accordance with
                  Section 9.

                           (ii) The Committee may, but need not, provide that
                  all or any portion of a Grantee's Restricted Shares, or Restricted Shares acquired upon exercise of an option, shall be forfeited:

                                    (A) except as otherwise specified in the
                           Plan or the Award Agreement, upon the Grantee's termination of employment within a specified time period after the Grant Date; or

                                    (B) if the Company or the Grantee does not
                           achieve specified performance goals (if any) within a specified time period after the Grant Date and before the Grantee's termination of employment; or

                                    (C) upon failure to satisfy such other
                           restrictions as the Committee may specify in the Award Agreement.

                           (iii) If restricted Shares are forfeited, then if the
                  Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the required amount as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a Stockholder of the Company, from and after the date the event causing the forfeiture, whether or not the Grantee accepts the Company's tender of payment for such Restricted Shares.

                           (iv) The Committee may provide that the certificates
                  for any Restricted Shares (x) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares. If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be issued without such legend.

         7. NON-TRANSFERABILITY. An Award granted hereunder shall not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee or his or her guardian or legal representative, except that, subject to
Section 6(c) (in respect of ISOs), a Grantee may, if permitted by the Committee, in its discretion, (i) designate in writing a beneficiary to exercise an Award after his or her death (provided, however, that no such designation shall be effective unless received by the office of the Company designated for that purpose prior to the Grantee's death) and (ii) transfer the Award to a member of his or her Immediate Family.

         8. EXERCISE.

                  (a) Exercise of Options.


                           (i) Subject to Section 6 and except as otherwise
                  provided in the applicable Award Agreement, each option shall become exercisable at such time or times as may be specified by the Committee from time to time.

                           (ii) An option shall be exercised by the delivery to
                  the Company during the Option Term of (x) written notice of intent to purchase a specific number of Shares subject to the option and (y) payment in full of the Option Price of such specific number of Shares.

                           (iii) Payment of the Option Price may be made by any
                  one or more of the following means:

                                    (A) cash, personal check or wire transfer;

                                    (B) Mature Shares, valued at their Fair
                           Market Value on the date of exercise;

                                    (C) with the approval of the Committee,
                           Restricted Shares held by the Grantee for at least six months prior to the exercise of the option, each such share valued at the Fair Market Value of a Share on the date of exercise;

                                    (D) in accordance with procedures previously
                           approved by the Secretary of the Company, through the sale of the Shares acquired on exercise of the Option through a bank or broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise; or

                                    (E) in the discretion of the Committee,
                           payment may also be made in accordance with Section
                           9.

         The Committee may in its discretion specify that, if any Restricted Shares ("Tendered Restricted Shares") are used to pay the Option Price, (x) all the Shares acquired on exercise of the option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the option, or (y) a number of Shares acquired on exercise of the option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the option.

                  (b) Exercise of SARs.


                           (i) Subject to Section 6(d), and except as otherwise
                  provided in the applicable Award Agreement, (x) each SAR not identified with any other Award shall become exercisable with respect to 25% of the Shares subject thereto on each of the first four anniversaries of the Grant Date of such SAR unless the Committee provides otherwise in the Award Agreement and
                  (y) each SAR which is identified with any other Award shall become exercisable as and to extend that the option or Restricted Shares with which such SAR is identified may be exercised or becomes nonforfeitable, as the case may be.

                           (ii) SARs shall be exercised by delivery to the
                  Company of written notice of intent to exercise a specific number of SARs. Unless otherwise provided in the applicable Award Agreement, the exercise of SARs which are identified with Shares subject to an option or Restricted Shares shall result in the cancellation or forfeiture of such option or Restricted Shares, as the case may be, to the extent of such exercise.

                           (iii) The benefit for each SAR exercised shall be
                  equal to (x) the Fair Market Value of a Share on the date of such exercise, minus (y) the Strike Price of such SAR. Such benefit shall be payable in cash, except that the Committee may provide in the Award Agreement that benefits may be paid wholly or partly in Shares.


         9. LOANS AND GUARANTEES. The Committee may in its discretion allow a Grantee to defer payment to the Company of all or any portion of (i) the Option Price of an option, (ii) the purchase price of Restricted Shares, or (iii) any taxes associated with the exercise, nonforfeitability of, or payment of benefits in connection with, an Award, or cause the Company to guarantee a loan from a third party to the Grantee, in an amount equal to all or any portion of such Option Price, or any related taxes. Any such payment deferral or guarantee by the Company shall be on such terms and conditions as the Committee may determine except that a Grantee shall not be entitled to defer the payment of such Option Price, purchase price or any related taxes unless the Grantee enters into a binding, recourse obligation to pay the deferred amount, which recourse obligation shall include a fixed, market rate of interest that is non-prepayable and nonrefundable. If the Committee has permitted a payment deferral or caused the Company to guarantee a loan in accordance with this Section, then the Committee may require the immediate payment of such deferred amount or the immediate release of such guarantee upon the Grantee's termination of employment or if the Grantee sells or otherwise transfers his or her Shares purchased pursuant to such deferral or guarantee.

         10. NOTIFICATION UNDER SECTION 83(B). If the Grantee, in connection with the exercise of any option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee's gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

         11. MANDATORY TAX WITHHOLDING.

                  (a) Whenever Shares are to be delivered under the Plan upon exercise or payment of an Award or upon Restricted Shares becoming nonforfeitable, or any other event with respect to rights and benefits hereunder, the Company shall be entitled to require (i) that the Grantee remit an amount in cash, or in the Company's discretion, Mature Shares, sufficient to satisfy all federal, state, and local tax withholding requirements related thereto ("Required Withholding"), (ii) the withholding of such Required Withholding from compensation otherwise due to the Grantee or from any Shares due to the Grantee under the Plan or (iii) any combination of the foregoing.

                  (b) Any Grantee who makes a Disqualifying Disposition or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting Required Withholding; except that in lieu of or in addition to the foregoing, the Company shall have the right to withhold such Required Withholding from compensation otherwise due to the Grantee or from any Shares or other payment due to the Grantee under the Plan.

         12. ELECTIVE SHARE WITHHOLDING.

                  (a) Subject to the following subsection, and unless otherwise provided in the Award Agreement, a Grantee may elect the withholding ("Share Withholding") by the Company of a portion of the Shares otherwise deliverable to such Grantee upon the exercise of an Award or upon Restricted Shares becoming nonforfeitable (each, a "Taxable Event") having a Fair Market Value equal to the minimum amount necessary to satisfy Required Withholding liability attributable to the Taxable Event.

                  (b) Each Share Withholding election shall be subject to the following conditions:

                           (i) any Grantee's election shall be subject to the
                  Committee's discretion to revoke the Grantee's right to elect Share Withholding at any time before the Grantee's election if the Committee has reserved the right to do so in the Award Agreement;

                           (ii) the Grantee's election must be made before the
                  date (the "Tax Date") on which the amount to be withheld is determined; and

                           (iii) the Grantee's election shall be irrevocable.

         13. TERMINATION OF EMPLOYMENT.

                  (a) For Cause. If a Grantee's employment is terminated for Cause, (i) the Grantee's Restricted Shares that are forfeitable shall thereupon be forfeited, subject to the provisions of Section 6(e)(iii) regarding repayment of certain amounts to the Grantee; and (ii) any unexercised option or performance share shall terminate effective immediately upon such termination of employment.

                  (b) On Account of Retirement. Except as otherwise provided by the Committee in the Award Agreement, if a Grantee's employment terminates on account of Retirement, then:

                           (i) the Grantee's Restricted Shares that were
                  forfeitable shall thereupon become nonforfeitable; and

                           (ii) any unexercised option or SAR, whether or not
                  exercisable on the date of such termination of employment, may be exercised, in whole or in part, within the first two (2) years after such termination of employment (but only during the Option Term) by the Grantee.

                  (c) On Account of Death. Except as otherwise provided by the Committee in the Award Agreement, if a Grantee's employment terminates on account of death, then:

                           (i) the Grantee's Restricted Shares that were
                  forfeitable shall thereupon become nonforfeitable; and

                           (ii) any unexercised option or SAR, whether or not
                  exercisable on the date of such termination of employment, may be exercised, in whole or in part, within the first 12 months after such termination of employment (but only during the Option Term) by the Grantee or, after his or her death, by (A) his or her personal representative or by the person to whom the option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee's designated beneficiary.

                  (d) On Account of Disability. Except as otherwise provided by the Committee in the Award Agreement, if a Grantee's employment terminates on account of Disability, then:

                           (i) the Grantee's Restricted Shares that were
                  forfeitable shall thereupon become nonforfeitable; and

                           (ii) any unexercised option or SAR, whether or not
                  exercisable on the date of such termination of employment, may be exercised in whole or in part, within the first 12 months after such termination of employment (but only during the Option Term) by the Grantee or, after his or her death, by (A) his or her personal representative or by the person to whom the option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee's designated beneficiary.

                  (e) Any Other Reason. Except as otherwise provided by the Committee in the Award Agreement, if a Grantee's employment terminates for any reason other than for Cause, Retirement, death, or Disability, then:

                           (i) the Grantee's Restricted Shares (and any SARs
                  identified therewith), to the extent forfeitable on the date of the Grantee's termination of employment, shall be forfeited on such date; and

                           (ii) any unexercised option or SAR (other than a SAR
                  identified with a Restricted Share), to the extent exercisable immediately before the Grantee's termination of employment, may be exercised in whole or in part, not later than three months after such termination of employment (but only during the Option Term).

                  (f) Extension of Term. In the event of a termination of the Grantee's employment other than for Cause, the term or any Award (whether or not exercisable immediately before such termination) which would otherwise expire after the Grantee's termination of employment but before the end of the period following such termination of employment described in subparagraphs (b), (c) and (d) of this Section for exercise of Awards may, in the Committee's discretion, be extended so as to permit any unexercised portion thereof to be exercised at any time within such period. The Committee may further extend the period of exercisability to permit any unexercised portion thereof to be exercised within a specified period provided by the Committee.

         14. SUBSTITUTED AWARDS. If the Committee cancels any Award (whether granted under this Plan or any plan of any entity acquired by the Company or a Subsidiary), the Committee may, in its discretion, substitute a new Award therefor upon such terms and conditions consistent with the Plan as the Committee may determine; except that (a) the Option Price of any new option, and the Strike Price of any new SAR, shall not be less than 100% (110% in the case of an incentive stock option granted to a 10% Owner) of the Fair Market Value of a Share on the date of grant of the new Award; and (b) the Grant Date of the new Award shall be the date on which such new Award is granted.

         15. SECURITIES LAW MATTERS. If the Committee deems necessary to comply with any applicable securities law, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificate for Shares. If, based upon the advice of counsel to the Company, the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of (i) federal or state securities laws or (ii) the listing requirements of any national securities exchange or national market system on which are listed any of the Company's equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

         16. NO EMPLOYMENT RIGHTS. Neither the establishment of the Plan, nor the grant of any Award shall (a) give any Grantee the right to remain employed by the Company or any

Subsidiary or to any benefits not specifically provided by the Plan or (b) modify the right of the Company or any Subsidiary to modify, amend, or terminate any employee benefit plan.

         17. NO RIGHTS AS A STOCKHOLDER. A Grantee shall not have any rights as a stockholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan. At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Stock dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash dividends.

         18. NATURE OF PAYMENTS. Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of the Company or any Subsidiary or (b) any agreement between (i) the Company or any Subsidiary and (ii) the Grantee, except as such plan or agreement shall otherwise expressly provide.

         19. NON-UNIFORM DETERMINATIONS. The Committee's determinations under the Plan need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards, whether or not such persons are similarly situated. Without limiting the generality of the foregoing, the Committee shall be entitled, to enter into non-uniform and selective Award Agreements as to (a) the identity of the Grantees, (b) the terms and provisions of Awards, and (c) the treatment of terminations of employment

         20. ADJUSTMENTS.

                  (a) The Committee shall make equitable adjustment of:

                           (i) the aggregate numbers and kind of Shares
                  available under the Plan for Awards in general and for the grant of ISOs;

                           (ii) the number and kind of Shares and SARs covered
                  by an Award, and

                           (iii) the Option Price of all outstanding options and
                  the Strike Price of all outstanding SARs,

to reflect a stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, spin-off, split-off, reorganization, rights offering, liquidation or similar event, of or by the Company.

                  (b) Notwithstanding any provision in this Plan or any Award Agreement, in the event of a Change in Control in connection with which the holders of Common Stock receive shares of common stock of the surviving or successor corporation that are registered under Section 12 of the 1934 Act:

                           (i) there shall be substituted for each option and
                  SAR outstanding on the date of the consummation of corporate transaction relating to such Change in Control, a new option or SAR, as the case may be, reflecting the number and class of shares into which each outstanding Share shall be converted pursuant to such Change in Control and providing each Grantee with rights that are substantially identical to those under this Plan in all material respects; and

                           (ii) in the event of any such substitution, the
                  purchase price per share in the case of an option and the Strike Price in the case of an SAR shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without a change in the aggregate purchase price or Strike Price.

         21. AMENDMENT OF THE PLAN. The Board may from time to time, in its discretion, amend the Plan without the approval of the Company's Stockholders, except (i) as such stockholder approval may be required under the listing requirements of any securities exchange or national market system on which are listed the Company's equity securities and (ii) that the Board may not without the approval of the Company's Stockholders amend the Plan to (x) increase the total number of shares reserved for the purposes of the Plan or (y) change the employees, class of employees or others persons eligible to participate in the Plan.

         22. TERMINATION OF THE PLAN. The Plan shall terminate on the ten-year anniversary of the Effective Date or at such earlier time as the Board may determine. No termination shall affect any Award then outstanding under the Plan.

         23. NO ILLEGAL TRANSACTIONS. The Plan and all Awards granted pursuant to it are subject to all applicable laws and regulations. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

         24. CONTROLLING LAW. The law of the State of Tennessee, except its law with respect to choice of law, shall control all matters relating to the Plan.

         25. SEVERABILITY. If any part of the Plan is declared by any court of governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will given effect to the terms of such Section to the fullest extent possible while remaining lawful and valid.

                                   CERTIFICATE


         I, William N. Griffith, Secretary of Back Yard Burgers, Inc., certify that the foregoing is a true and correct copy of the Back Yard Burgers, Inc. 2002 Equity Incentive Plan as adopted by the Board of Directors of the corporation on March 28, 2002.




                                       By /s/ William N. Griffith
                                          --------------------------------------


                                       Name  William N. Griffith
                                            ------------------------------------
                                              Secretary